UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of July 1, 2004 providing for the issuance of GSR Mortgage Loan Trust 2004-8F Mortgage Pass-Through Certificates Series 2004-8F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-45              13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2004-8F Mortgage Pass-Through Certificates, Series 2004-8F pursuant to the terms of the Trust Agreement, dated as of July 1, 2004 among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as master servicer, JP Morgan Chase Bank, as Securities Administrator and Custodian, and Wachovia Bank, National Association, as Trustee.

    On November 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

GSR Mortgage Loan Trust 2004-8F
Mortgage Pass-Through Certificates, Series 2004-8F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Securities Administrator and Custodian under the Agreement referred to herein


Date: December 2, 2004        By: /s/ Annette Marsula
                          --------------------------------------------
                          Annette Marsula
                          Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004


                      GSR Mortgage Loan Trust Series 2004-8F
                         Statement To Certificateholders
                                  November 26, 2004
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

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                         Realized      Deferred    Principal
Class          Value       Balance          Principal          Interest       Total          Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1    165,993,000.00     164,402,997.38     537,587.06       753,513.74     1,291,100.80     0.00          0.00    163,865,410.32
IA2      3,932,000.00       3,894,336.42      12,734.23        17,849.04        30,583.27     0.00          0.00      3,881,602.19
IIA1   133,700,000.00     128,947,260.30   1,618,506.13       483,552.23     2,102,058.36     0.00          0.00    127,328,754.17
IIA3    59,159,000.00      56,236,118.05   1,924,298.17             0.00     1,924,298.17     0.00    281,180.59     54,593,000.47
IIIA1   61,611,000.00      54,458,303.26   2,479,043.16       105,853.33     2,584,896.49     0.00          0.00     51,979,260.10
IIIA3    1,129,000.00         997,929.34      45,427.60         1,939.73        47,367.33     0.00          0.00        952,501.74
B1       6,345,000.00       6,323,771.13       7,101.16        32,119.46        39,220.62     0.00          0.00      6,316,669.97
B2       1,969,000.00       1,962,412.19       2,203.65         9,967.41        12,171.06     0.00          0.00      1,960,208.54
B3       1,531,000.00       1,525,877.64       1,713.46         7,750.18         9,463.64     0.00          0.00      1,524,164.18
B4         875,000.00         872,072.46         979.28         4,429.40         5,408.68     0.00          0.00        871,093.18
B5         875,000.00         872,072.46         979.28         4,429.40         5,408.68     0.00          0.00        871,093.18
B6         438,507.00         437,039.86         490.77         2,219.80         2,710.57     0.00          0.00        436,549.09
R                0.00               0.00           0.00             0.00             0.00     0.00          0.00              0.00
TOTALS 437,557,507.00     420,930,190.49   6,631,063.95     1,423,623.72     ,054,687.67      0.00    281,180.59    414,580,307.13
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IIA2    33,425,000.00     32,236,815.08       0.00         161,184.08      161,184.08      0.00            0.00      31,832,188.54
IIIA2   62,740,000.00     55,456,232.60       0.00         261,915.17      261,915.17      0.00            0.00      52,931,761.84
AX         151,397.74        131,335.92       0.00             875.57          875.57      0.00            0.00         126,152.10
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                        Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1    36242DCD3      990.42126704         3.23861283     4.53943082      7.77804365    987.18265421        IA1     5.500000 %
IA2    36242DCE1      990.42126653         3.23861394     4.53943032      7.77804425    987.18265259        IA2     5.500000 %
IIA1   36242DCF8      964.45220868        12.10550583     3.61669581     15.72220165    952.34670284        IIA1    4.500000 %
IIA3   36242DCH4      950.59277625        32.52756419     0.00000000     32.52756419    922.81817593        IIA3    6.000000 %
IIIA1  36242DCJ0      883.90552434        40.23702196     1.71809141     41.95511337    843.66850238       IIIA1    2.332500 %
IIIA3  36242DCL5      883.90552702        40.23702391     1.71809566     41.95511957    843.66850310       IIIA3    2.332500 %
B1     36242DCN1      996.65423641         1.11917415     5.06216864      6.18134279    995.53506225         B1     6.094995 %
B2     36242DCP6      996.65423565         1.11917217     5.06216861      6.18134078    995.53506348         B2     6.094995 %
B3     36242DCQ4      996.65423906         1.11917701     5.06216852      6.18134553    995.53506205         B3     6.094995 %
B4     36242DCR2      996.65424000         1.11917714     5.06217143      6.18134857    995.53506286         B4     6.094995 %
B5     36242DCS0      996.65424000         1.11917714     5.06217143      6.18134857    995.53506286         B5     6.094995 %
B6     36242DCT8      996.65423813         1.11918396     5.06217689      6.18136084    995.53505417         B6     6.094995 %
TOTALS                961.99970005        15.15472559     3.25356941     18.40829500    947.48758848
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Current
                         Beginning                                                      Ending             Class       Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                       Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IIA2    36242DCG6        964.45220883     0.00000000       4.82226118     4.82226118    952.34670277        IIA2        6.000000 %
IIIA2   36242DCK7        883.90552439     0.00000000       4.17461221     4.17461221    843.66850239       IIIA2        5.667500 %
AX      36242DCM3        867.48930334     0.00000000       5.78324353     5.78324353    833.24955841         AX         8.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                Yanika Fernandez
                JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                               Tel: (212) 623-5135
                               Fax: (212) 623-6214
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                       172,532,083.65
                                        Pool 2 Mortgage Loans                                                       187,351,581.56
                                        Pool 3 Mortgage Loans                                                        54,696,641.86

Sec. 4.01(iii)  Available Distribution                                                                                8,478,662.48
                                        Aggregate Principal Distribution Amount                                       6,349,883.36
                                        Principal Prepayment Amount                                                   5,878,409.36

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                       5,674,046.95
                                        Principal Prepayments                                                           204,362.41
                                        Liquidation Proceeds                                                                  0.00
                                        Condemnation Proceeds                                                                 0.00
                                        Insurance Proceeds                                                                    0.00


Sec. 4.01(vi)   Interest Payment
                       Class IA1
                                             Accrued and Paid for Current Month                                         753,513.74
                                             Accrued and Paid from Prior Months                                               0.00
                       Class IA2
                                             Accrued and Paid for Current Month                                          17,849.04
                                             Accrued and Paid from Prior Months                                               0.00
                       Class IIA1
                                             Accrued and Paid for Current Month                                         483,552.23
                                             Accrued and Paid from Prior Months                                               0.00
                       Class IIA2
                                             Accrued and Paid for Current Month                                         161,184.08
                                             Accrued and Paid from Prior Months                                               0.00
                       Class IIA3
                                             Accrued and Paid for Current Month                                               0.00
                                             Accrued and Paid from Prior Months                                               0.00
                       Class IIIA1
                                             Accrued and Paid for Current Month                                         105,853.33
                                             Accrued and Paid from Prior Months                                               0.00
                       Class IIIA2
                                             Accrued and Paid for Current Month                                         261,915.17
                                             Accrued and Paid from Prior Months                                               0.00
                       Class IIIA3
                                             Accrued and Paid for Current Month                                           1,939.73
                                             Accrued and Paid from Prior Months                                               0.00
                       Class AX
                                             Accrued and Paid for Current Month                                             875.57
                                             Accrued and Paid from Prior Months                                               0.00
                       Class B1
                                             Accrued and Paid for Current Month                                          32,119.46
                                             Accrued and Paid from Prior Months                                               0.00
                       Class B2
                                             Accrued and Paid for Current Month                                           9,967.41
                                             Accrued and Paid from Prior Months                                               0.00
                       Class B3
                                             Accrued and Paid for Current Month                                           7,750.18
                                             Accrued and Paid from Prior Months                                               0.00
                       Class B4
                                             Accrued and Paid for Current Month                                           4,429.40
                                             Accrued and Paid from Prior Months                                               0.00
                       Class B5
                                             Accrued and Paid for Current Month                                           4,429.40
                                             Accrued and Paid from Prior Months                                               0.00
                       Class B6
                                             Accrued and Paid for Current Month                                           2,219.80
                                             Accrued and Paid from Prior Months                                               0.00



Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                                78,811.15

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                       1,874,931.99
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                               0.00
                                        Current Period Reimbursed Advances                                                    0.00
                                        Aggregate Unreimbursed Advances                                                       0.00


Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                   918
                                        Balance of Outstanding Mortgage Loans                                       414,580,307.07

Sec. 4.01(xii)                               Number and Balance of Delinquent Loans
                                              Group Totals
                                                                                        Principal
                                              Period                Number                Balance              Percentage
                                             0-29 days                 917           414,517,975.62                 99.98 %
                                             30-59 days                  0                     0.00                  0.00 %
                                             60-89 days                  1                62,331.45                  0.02 %
                                             90-119 days                 0                     0.00                  0.00 %
                                             120+days                    0                     0.00                  0.00 %
                                              Total                    918           414,580,307.07                100.00 %


Sec. 4.01(xii)                                                Number and Balance of Loans in Bankruptcy
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                0.00                    0.00 %

Sec. 4.01(xii)                                                Number and Balance of Loans in Foreclosure
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                0.00                     0.00 %


Sec. 4.01(xiii)                                               Number and Balance of REO Loans
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                0.00                    0.00 %

Sec. 4.01(xv)                           Aggregate Principal Payment
                                                              Scheduled Principal                                       471,474.00
                                                              Payoffs                                                 5,674,046.95
                                                              Prepayments                                               204,362.41
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Realized Losses                                                 0.00

                                                              Realized Losses Group 1                                         0.00
                                                              Realized Losses Group 2                                         0.00
                                                              Realized Losses Group 3                                         0.00
                                                              Realized Gains                                                  0.00

                                                              Realized Gains Group 1                                          0.00
                                                              Realized Gains Group 2                                          0.00
                                                              Realized Gains Group 3                                          0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                            0.00
                                                              Class IA1                                                       0.00
                                                              Class IA2                                                       0.00
                                                              Class IIA1                                                      0.00
                                                              Class IIA2                                                      0.00
                                                              Class IIA3                                                      0.00
                                                              Class IIIA1                                                     0.00
                                                              Class IIIA2                                                     0.00
                                                              Class IIIA3                                                     0.00
                                                              Class B1                                                        0.00
                                                              Class B2                                                        0.00
                                                              Class B3                                                        0.00
                                                              Class B4                                                        0.00
                                                              Class B5                                                        0.00
                                                              Class B6                                                        0.00
                                                              Class A-X                                                       0.00

Sec. 4.01(xix) Group I
                                        Senior Percentage I                                                              97.2325 %
                                        Senior Prepayment Percentage I                                                  100.0000 %

                                        Subordinate Percentage I                                                          2.7675 %
                                        Subordinate Prepayment Percentage I                                               0.0000 %

Sec. 4.01(xix) Group II
                                        Senior Percentage II                                                             97.1483 %
                                        Senior Prepayment Percentage II                                                 100.0000 %

                                        Subordinate Percentage II                                                         2.8517 %
                                        Subordinate Prepayment Percentage II                                              0.0000 %

Sec. 4.01(xix) Group III
                                        Senior Percentage III                                                            96.9118 %
                                        Senior Prepayment Percentage III                                                100.0000 %

                                        Subordinate Percentage III                                                        3.0882 %
                                        Subordinate Prepayment Percentage III                                             0.0000 %

                                        Beginning Net Wac                                                                  6.06879
                                        Ending Net Wac                                                                     6.05822

                                        Weighted Averge Maturity                                                            339.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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